Net other Operating Income and Expenses (Tables)	12 Months Ended
Dec. 31, 2024
Net other Operating Income and Expenses
Schedule of components of other operating income and expenses

EUR'000	2024	2023	2022

Other operating income	2,286	3,000	—
Other operating expenses	(251)	(2,863)	—
Net other operating income and expenses	2,035	137	—